                                                            Exhibit No. 10(a)(3)

                      THIRD AMENDMENT TO CREDIT AGREEMENT


       THIS THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of June 13, 1997 (this "Amendment"), is entered into by and among ICF KAISER INTERNATIONAL, INC. ("Borrower"), a Delaware corporation, each of its subsidiaries signatories hereto (each a "Subsidiary Guarantor" and collectively the "Subsidiary Guarantors"), the banking institutions signatories hereto (each, a "Bank" and collectively, the "Banks") and CORESTATES BANK, N.A., as agent for the Banks under this Agreement (in such capacity, the "Agent").

                                   WITNESSETH
                                   ----------

       WHEREAS, Borrower, each Subsidiary Guarantor, the Banks and the Agent are parties to a Credit Agreement, dated as of May 6, 1996, as amended by the First Amendment dated as of December 17, 1996, and the Second Amendment dated as of May 5, 1997 (the "Credit Agreement"), whereby the Banks have agreed to provide a revolving credit facility for loans and for letters of credit;

       WHEREAS, the Borrower and the Subsidiary Guarantors have requested, and the Banks and the Agent have agreed, to amend the Credit Agreement in certain respects, as provided herein.

       NOW, THEREFORE, in consideration of the premises and intending to be legally bound hereby, the parties hereto agree as follows:

1.     Amendment to Credit Agreement

       a.   The following definitions are hereby added to Section 1.1:

            "Hunters Branch Investment" shall mean the Investment by the Borrower or any Subsidiary in the buildings and associated land at 9300 and/or 9302 Lee Highway, Fairfax, Virginia.

            "ICF Kaiser Hunters Branch" shall mean ICF Kaiser Hunters Branch, Inc., an entity (however denominated) organized under the laws of the State of Delaware, created in order to own the Hunters Branch Investment.

       b. Section 7.6 is hereby amended by the addition of the following new subsection (h) at the end of such Section:

       (h) Borrower or any Subsidiary may make and own the Hunters Branch Investment, provided that the cash amount of such Hunters Branch Investment at the closing thereon (excluding transaction costs) shall be limited to a maximum of $1,500,000, which amount (when used) shall be deducted from the $5,000,000 aggregate Acquisitions limit set forth in subsection (d) of this Section 7.6; provided, further, that the Borrower
                                           -----------------
       or any Subsidiary may, but is not required to, capitalize any and all transaction costs related to the Hunters branch Investment without deducting such capitalized costs from the afore-mentioned Acquisitions limit; and provided, further, that ICF Kaiser Hunters Branch may make
                  -----------------
       such additional Hunters Branch Investments as are set forth below without deducting any such Investments from the afore-mentioned Acquisitions limit:

            $600,000 in each of years 1997, 1998, and 1999; and

            $700,000 in each of years 2000, 2001, 2002, 2003, 2004, and 2005.

2.     Conditions Precedent.  The Amendment to the Credit Agreement contained in
       ---------------------
Section 1 hereof shall be effective upon satisfaction of the following conditions precedent.

       (a) Evidence of Authorization. The Banks shall have received copies certified by the Secretary or Assistant Secretary of Borrower and each Subsidiary Guarantor of all corporate or other action taken by such party to authorize its execution and delivery and performance of this Amendment, the Second Amendment to the Security Agreement, and the Loan Documents as amended hereby, together with such other related papers as the Banks shall reasonably require;

       (b) Documents. The Agent shall have received all certificates, instruments and other documents then required to be delivered pursuant to any Loan Documents, in each instance in form and substance reasonably satisfactory to the Agent and the Banks;

       (c) Other Agreements. Borrower and each Subsidiary Guarantor shall have executed and delivered each other Loan Document required hereunder;

3.     Representations and Warranties.
       -------------------------------

       (a) The Borrower confirms the accuracy of the representations and warranties made in Article 3 of the Credit Agreement as of the date originally given and restates to the Banks such representations and warranties, as previously amended, on and as of the date hereof as if originally given on such date.

       (b) The Borrower confirms that as of the date of this Third Amendment, there has been no litigation, administrative proceeding, investigation, business development, or change in financial condition which could reasonably be expected to have a material adverse effect on the business, operations, assets or condition (financial or otherwise) of the Borrower or its Subsidiaries taken as a whole.

4.     Covenants.
       ----------

       (a) The Borrower warrants to the Banks that the Borrower is in compliance and have complied with all covenants, agreements and conditions in each Loan Document on and as of the date hereof, that no Potential Default or Event of Default has occurred and is continuing on the date hereof and that, upon the consummation of the transactions contemplated hereby, no Potential Default or Event of Default shall have occurred and be continuing.

       (b) The Borrowers shall provide to the Agent and its representatives all requested access and assistance as shall be reasonably necessary for such due diligence review as the Agent shall determine is necessary or advisable, including without limitation a collateral audit.

5.     Effect of Agreement.
       --------------------

       This Agreement amends the Loan Documents only to the extent and in the manner herein set forth, and in all other respects the Loan Documents are ratified and confirmed.

6.     Counterparts.
       -------------

       This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument.

7.     Governing Law.
       --------------

       This Agreement and all rights and obligations of the parties hereunder shall be governed by and be construed and enforced in accordance with the laws of Pennsylvania without regard to principles of conflict of law.

       IN WITNESS WHEREOF, Borrower and the Banks have caused this Agreement to be executed by their proper corporate officers thereunto duly authorized as of the day and year first above written.


     CORESTATES BANK, N.A.                      ICF KAISER INTERNATIONAL, INC.


     By:    /s/ John D. Brady                   By:    /s/ Michael K. Goldman
        --------------------------------           ----------------------------
     Name:  John D. Brady                       Name:  Michael K. Goldman
     Title: Assistant Vice President            Title: Executive Vice President

     BHF-BANK AKTIENGESELLSCHAFT                SIGNET BANK


     By:    /s/ Linda Pace                      By:    /s/ Brian Haggerty
        --------------------------------           ----------------------------
     Name:  Linda Pace                          Name:  Brian Haggerty
     Title: Vice President                      Title: Vice President

     By:    /s/ John Sykes
        --------------------------------
     Name:  John Sykes
     Title: Assistant Vice President

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


The Subsidiary Guarantors:

CLEMENT INTERNATIONAL                         CYGNA GROUP, INC.                            HENRY J. KAISER COMPANY
CORPORATION.


By:/s/ Timothy P. O'Connor                    By:/s/ Timothy P. O'Connor                   By:/s/ Timothy P. O'Connor
   -----------------------                       -----------------------                      -----------------------
Name:  Timothy P. O'Connor                    Name:  Timothy P. O'Connor                   Name:  Timothy P. O'Connor
Title: Assistant Treasurer                    Title: Assistant Treasurer                   Title: Assistant Treasurer


EXCELL DEVELOPMENT                            ICF INFORMATION                              ICF INCORPORATED
CONSTRUCTION, INC.                            TECHNOLOGY, INC.


By:/s/ Timothy P. O'Connor                    By:/s/ Timothy P. O'Connor                   By:/s/ Timothy P. O'Connor
   -----------------------                       -----------------------                      -----------------------
Name:  Timothy P. O'Connor                    Name: Timothy P. O'Connor                    Name:  Timothy P. O'Connor
Title: Assistant Treasurer                    Title: Assistant Treasurer                   Title: Assistant Treasurer

ICF KAISER ENGINEERS                          ICF KAISER ENGINEERS                         ICF KAISER ENGINEERS
CORPORATION                                   (CALIFORNIA)                                 MASSACHUSETTS, INC.
                                              CORPORATION


By:/s/ Timothy P. O'Connor                    By:/s/ Timothy P. O'Connor                   By:/s/ Timothy P. O'Connor
   -----------------------                       -----------------------                      -----------------------
Name:  Timothy P. O'Connor                    Name:  Timothy P. O'Connor                   Name:  Timothy P. O'Connor
Title: Assistant Treasurer                    Title: Assistant Treasurer                   Title: Assistant Treasurer

ICF KAISER ENGINEERS                          ICF KAISER GOVERNMENT                        ICF KAISER ENGINEERS,
GROUP, INC.                                   PROGRAMS, INC.                               INC.


By:/s/ Timothy P. O'Connor                    By:/s/ Timothy P. O'Connor                   By:/s/ Timothy P. O'Connor
   -----------------------                      -----------------------                       -----------------------
Name:  Timothy P. O'Connor                    Name: Timothy P. O'Connor                    Name:  Timothy P. O'Connor
Title: Assistant Treasurer                    Title: Assistant Treasurer                   Title: Assistant Treasurer

ICF KAISER HOLDINGS                           ICF KAISER HANFORD                           ICF RESOURCES
UNLIMITED, INC.                               COMPANY                                      INCORPORATED

By:/s/ Timothy P. O'Connor                    By:/s/ Paul Weeks, II                        By:/s/ Timothy P. O'Connor
   -----------------------                      -----------------------                       -----------------------
Name:  Timothy P. O'Connor                    Name:  Paul Weeks, II                        Name:  Timothy P. O'Connor
Title: Assistant Treasurer                    Title: Assistant Secretary                   Title: Assistant Treasurer


ICF LEASING                                   KE SERVICES                                  KE LIVERMORE, INC.
CORPORATION, INC.                             CORPORATION


By:/s/ Timothy P. O'Connor                    By:/s/ Timothy P. O'Connor                   By:/s/ Timothy P. O'Connor
   -----------------------                       -----------------------                      -----------------------
Name:  Timothy P. O'Connor                    Name:  Timothy P. O'Connor                   Name:  Timothy P. O'Connor
Title: Assistant Treasurer                    Title: Assistant Treasurer                   Title: Assistant Treasurer


KAISER ENGINEERS AND                          KAISER ENGINEERS                             CYGNA CONSULTING
CONSTRUCTORS, INC.                            INTERNATIONAL, INC.                          ENGINEERS & PROJECT
                                                                                           MANAGEMENT, INC.


By:/s/ Timothy P. O'Connor                    By:/s/ Timothy P. O'Connor                   By:/s/ Timothy P. O'Connor
   -----------------------                       -----------------------                      -----------------------
Name:  Timothy P. O'Connor                    Name:  Timothy P. O'Connor                   Name:  Timothy P. O'Connor
Title: Assistant Treasurer                    Title: Assistant Treasurer                   Title: Assistant Treasurer

TUDOR ENGINEERING                             PCI OPERATING COMPANY,                       SYSTEMS APPLICATIONS
COMPANY                                       INC.                                         INTERNATIONAL, INC.


By:/s/ Timothy P. O'Connor                    By:/s/ Timothy P. O'Connor                   By:/s/ Timothy P. O'Connor
   -----------------------                       -----------------------                      -----------------------
Name:  Timothy P. O'Connor                    Name:  Timothy P. O'Connor                    Name:  Timothy P. O'Connor
Title: Assistant Treasurer                    Title: Assistant Treasurer                    Title: Assistant Treasurer


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